UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2013

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On September 12, 2013, Triangle Caliber Holdings, LLC (“Triangle Caliber Holdings”), a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company), entered into a series of agreements modifying its joint venture with FREIF Caliber Holdings LLC (“FREIF”), a wholly-owned subsidiary of First Reserve Energy Infrastructure Fund, L.P.  The joint venture, Caliber Midstream Partners, L.P. (“Caliber”), provides crude oil, natural gas and water transmission services within the Williston Basin of North Dakota.

In connection with the modifications to the joint venture, Triangle Caliber Holdings entered into an Amended and Restated Contribution Agreement, dated September 12, 2013 (the “A&R Contribution Agreement”), with FREIF, Caliber, and Caliber Midstream GP LLC (“Caliber GP”), the general partner of Caliber owned and controlled equally between Triangle Caliber Holdings and FREIF.  The A&R Contribution Agreement amends and restates the Contribution Agreement entered into between Triangle Caliber Holdings, FREIF, Caliber, and Caliber GP on October 1, 2012 (the “Contribution Agreement”), as reported by the Company on a Current Report on Form 8-K filed with the SEC on October 1, 2012.

Pursuant to the terms of the A&R Contribution Agreement, FREIF agreed to contribute an additional $80.0 million to Caliber in exchange for an additional 8,000,000 Class A Units to be issued no later than June 30, 2014. Also pursuant to the terms of the A&R Contribution Agreement, Triangle Caliber Holdings’ 4,000,000 Class A Trigger Units granted in connection with the Contribution Agreement will be converted to 4,000,000 Class A Units no later than June 30, 2014.  The conversion will not require any additional contribution of capital from Triangle Caliber Holdings.  Following the issuance of the additional 8,000,000 Class A Units to FREIF and the conversion of Triangle Caliber Holdings’ 4,000,000 Class A Trigger Units to 4,000,000 Class A Units, FREIF will own 15,000,000 Class A Units, representing an approximate sixty-eight percent (68%) limited partner interest in Caliber, and Triangle Caliber Holdings will own 7,000,000 Class A Units, representing an approximate thirty-two percent (32%) limited partner interest in Caliber.  Triangle Caliber Holdings currently holds a thirty percent (30%) limited partner interest in Caliber.

The foregoing description of the A&R Contribution Agreement is a summary only and is qualified in its entirety by reference to the A&R Contribution Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01              Other Events.

On September 16, 2013, the Company issued a press release announcing the closing of the A&R Contribution Agreement and other modifications to the Caliber joint venture. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1

Amended and Restated Contribution Agreement, dated September 12, 2013, by and among Triangle Caliber Holdings, LLC, Caliber Midstream GP LLC, Caliber Midstream Partners, L.P., and FREIF Caliber Holdings LLC

Exhibit 99.1	Press Release, dated September 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 1.1*

Amended and Restated Contribution Agreement, dated September 12, 2013, by and among Triangle Caliber Holdings, LLC, Caliber Midstream GP LLC, Caliber Midstream Partners, L.P., and FREIF Caliber Holdings LLC

Exhibit 99.1*	Press Release, dated September 16, 2013

* Filed herewith.